Exhibit 99.1

SunTrust Robinson Humphrey Presentation April 2008

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995) that are based on current expectations, estimates, forecasts and projections, as the case may be, and as such involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this presentation regarding our strategy, future operations, prospects, plans and objectives of management are forward-looking statements. The words “anticipates”, “believes”, “estimates”, “expects”, “intends”, “may”, “plans”, “will”, “would”, “could” and similar expressions are intended to identify forward-looking statements, although not all forward looking statements contain these identifying words. These statements are not guarantees of future performance, and involve risks, uncertainties and assumptions which are difficult to predict. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions, and expectations disclosed in the forward-looking statements we make. We have included important factors in the cautionary statements included in our Registration Statement on Form S-1, as well as similar disclosures in our Form 10-K for the year ended December 29, 2007, particularly in the “Risk Factors” sections, that we believe could cause actual results or events to differ materially from the forward-looking statements we make. Other risks, uncertainties and factors, including those discussed under “Risk Factors”, could cause our actual results to differ materially from any forward-looking statements we make. Our forward-looking statements do no reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments we may make. The oral statements made in connection with this presentation may include forward-looking statements regarding the Company, including statements about its operations and prospects. Past performance is not necessarily indicative of future results. The Company’s actual results and other circumstances could differ materially from any results or circumstances anticipated in any forward-looking statements as a result of uncertainties described in our Risk Factors. Except as required under the federal securities laws and the rules and regulations of the SEC, we do not assume any obligation to update or revise any forward-looking statements after we distribute this presentation, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. 2

The FGX Advantage

Leading market positions	▪ #1 in readers, #1 in popular priced sunglasses ▪ Fragmented competitive landscape with significant switch out costs
Portfolio of highly recognized brands	▪ FosterGrant – Second most recognizable eyewear brand according to Women's Wear Daily (#85 of Top 100 Brands in 2007 survey) ▪ Magnivision – the original reading glass brand
Balanced business model	▪ Diversified business profile of readers, sunglasses and costume jewelry ▪ Largest segment (readers) provides over 50% of revenues and is non-seasonal and recession resistant
Low-cost sourcing strategy	▪ Global outsourcing for over two decades ▪ 440 bps year over year improvement in gross margins in FY 2007
Multiple growth opportunities	▪ New channels, cross-selling and international expansion ▪ Proven acquisition strategy
Customer service focus	▪ 2,000 person captive field service team ▪ 50 person merchant team interacting daily with accounts
Experienced management team	▪ Average senior management experience of over 20 years ▪ Key marketing executive recently added



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Leading Market Positions in Key Product Categories • FosterGrant + Magnivision creates leading share in a growing market – 50%+ • Magnivision – the original reading glass brand has #1 market share • Foster Grant #1 market share in mass/popular priced sunglasses: estimated to be 20%+ of total market • Fragmented competitive landscape with significant switch out costs creating barriers to entry 4

• Compelling Industry Trends • Favorable demographics for reading glasses with aging baby boomers • Increase in LASIK surgery and contact lens usage that correct nearsightedness, thus requiring reading glasses • Readers and popular priced sunglasses are less susceptible to fluctuations in discretionary spending • Desire for multiple, activity-specific sunglasses • Consumer desire for fashion at lower price points Aging U.S. Population 2003 – 2015E Pairs of Sunglasses in Regular Use Growth 2003 to 2015E 70% 60% 50% 40% 30% 20% 10% 0% (10%) (20%) Source U.S. Census Bureau Core Reader’s Market 0-4 5-9 10 - 14 15 - 19 20 - 24 25 - 29 30 - 34 35 - 39 40 - 44 45 - 49 50 - 54 55 - 59 60 - 64 65 - 69 70 - 74 75 - 79 80+ Total 55% of consumers own 2+ pairs of sunglasses 1 Pair, 46% 2 Pairs, 34% 3 Pairs, 12% 4 Pairs, 4% 5 Pairs, 2% More than 5 Pairs, 3% Source Jobson/VCA data. 100,000 People surveyed. 5

Portfolio of Highly Recognized, Quality Eyewear Brands • #85 on 2007 Women’s Wear Daily Top 100 brand list • Top 10 most recognizable personal accessory brand (1) • #1 market position in readers • Double the market share of the nearest competitor • Target younger demographics • Sold at premium price points ($50-$170) • Expand distribution channel penetration • Complements owned brands 6

Capitalize on Existing Brand Awareness • First brand investment in 20+ years in 2007 • Modern twist on iconic advertising campaign • $4mm actual/$7mm measured media spend in 2007 – continuing in 2008 • New CMO joins January ‘08 • Life In Focus campaign launched Fall 2007 • Goal: Educate consumers about presbyopia and self prescription • Print ads running in Good Housekeeping, Family Circle and Self magazines 7

Latest TV Advertisement 8

Balanced Business Model • Revenue from diverse product assortment readers, sunglasses and costume jewelry • Largest segment - reading glasses - are high margin, stable, non-seasonal • Scaleable international business • Distribution through multiple channels Expanding penetration through new customers and cross-selling Mid- tier presents sizeable growth opportunity in all categories 2007 Sales by Product Line 2007 Sales by Channel International 15% Jewelry 10% Sunglasses 26% Reading Glasses 49% Other 2% Variety Store 7% Chain Grocery 7% International 15% Mass Merchant 38% Chain Drug 31% 9

Efficient, Low Cost Sourcing Model • 70 million units sourced annually • Economies of scale drives pricing leverage • Over 25 years of China sourcing experience • Operate Logistics office and Quality Control lab in Shenzhen, China • Average relationship with top 10 suppliers over 10 years • Supplier diversity – none represents over 15% • Reduced air freight usage • Lower display and tag costs • GM improvements (54.2% in ‘07 vs. 49.8% in ‘06) Scale Experience Relationships Operating Efficiency 10

Growth Strategies: a Multi-Pronged Approach Expand Distribution • Cross-sell product lines • Further penetrate existing customers and channels • Expand to new customers and channels Expand Product Offerings • Expand fashionable optical products • Enhance product features • Design replenishable fashion-right jewelry International Expansion • Enter key new geographic markets • Extend existing retail relationships internationally Strategic Acquisitions • Utilize platform and management expertise for accretive acquisitions • Strong Free Cash Flow and strengthened balance sheet enable acquisitions 11

Jack Flynn President 12

Significant Barriers to Entry Scale advantages • Significant upfront investment required for competitive product buyback, fixtures and inventory to enter an account • Nationally recognized optical brands • Organizational infrastructure required to service national retailers Long term relationships at key retailers • 10+ year relationships with key retailers • Long term contracts • Recent receipt of vendor of the year awards from two leading national retailers Comprehensive customer management • 2,000 person captive field service organization • 50 person merchant team providing collaborative planning, sales analysis and planogram management • 18 person logistics and forecast team responsible for achieving 98-99% fill rate 13

Long-Standing Relationships with National Retailers • Penetration in over 50,000 doors worldwide • Target 2006 “Partner Award of Excellence” • Rite Aid 2007 “Front End Supplier of the Year” Length of relationship Product Assortment Customer 20+ years 20+ years 18 20+ years 15 years 14 years 13 years 12 years 11 years 11 years Sun, Readers, Jewelry, Frames Sun, Readers Sun, Readers, Jewelry Readers Sun, Readers Sun, Readers, Jewelry Sun, Readers, Jewelry Sun, Readers, Jewelry Readers 20% YOY POS dollar growth at these accounts 14

Selected Cross-Selling Opportunities by Channel Share of Category Share of Category Channel Reader Sun Jewelry Channel Reader Sun Jewelry Mass Merchants Mid Tier / Department Stores 15 > 50% Between 0% and 50% 0% Chain Drug Sporting Goods Variety Grocery International n/a n/a n/a n/a n/a n/a n/a n/a 15

Selected New Business Opportunities by Channel Category Opportunity Category Opportunity Channel Reader Sun Jewelry Channel Reader Sun Jewelry n/a n/a n/a n/a n/a n/a n/a n/a n/a n/a n/a n/a 16

Financial Overview Anthony DiPaola Executive Vice President Chief Financial Officer 17

Improved Capital Structure During 2007 • Raised $99.2 million with IPO in October 2007 • Paid down debt with proceeds and subsequently refinanced remaining debt thereby strengthening balance sheet • Enhanced financial flexibility by structuring loan agreement with a $75 million revolving credit facility and a $50 million accordion feature • Debt balances decreased from $213.6 million at the end of 2006 to $120.3 million at the end of 2007 • Reduced leverage ratio (debt to Adjusted EBITDA(1)) to 2.2 times in 2007 from 4.6 times in 2006 • Reduced annual run rate of interest expense from $22(2) million to $7- $8 million for 2008 • Substantial Free Cash Flow for debt reduction, acquisitions, stock buybacks and to fund future growth; currently working $12 million stock buyback program (1) A reconciliation of the results “as reported”, which are in accordance with GAAP, to results “excluding adjustments” or to EBITDA, “EBITDA, excluding adjustments” or “Free Cash Flow”, which are non-GAAP measures, is included in the Consolidated Statements of Income Data, and related notes thereto, attached to this presentation. The Company believes that non-GAAP measures are useful for an understanding of its ongoing business. (2)Does not include $2.8 mm charge for early extinguishment of debt. 18

Focus on Improving Gross Margin Gross Margin • Drivers of gross margin improvement: • Increasing scale and volume • Negotiated suppliers product cost reductions on sun and readers • Internal focus on higher margin product mix • Improved logistics: ocean vs. air freight • Testing of new product items prior to roll out reduces returns 2006 2007 54.2% 49.8% 35% 40% 45% 50% 55% 60% 65% 19

Strong Sales & EBITDA Momentum ($ in millions) $250 $240.5 $240 $60 $230 $53.5 $50 $46.7 $220 $210 $209.2 $40 $200 $30 $190 $20 $180 $10 2006 2007 2006 2007 (1) A reconciliation of the results “as reported”, which are in accordance with GAAP, to results “excluding adjustments” or to EBITDA, “EBITDA, excluding adjustments” or “Free Cash Flow”, which are non-GAAP measures, is included in the Consolidated Statements of Income Data, and related notes thereto, attached to this presentation. The Company believes that non-GAAP measures are useful for an understanding of its ongoing business. Annual Net Sales 15% EBITDA(1) Trends Chard 15% 20

Depreciation & Amortization Implications • Fixture additions in 2007 and 2008 to support growth • Above average current and near-term depreciation and amortization expense
• Fixtures – 2 year depreciation and 4 year average useful life • Depreciation and amortization expected to decrease significantly beginning in 2009 CAPEX D&A Accounting Considerations $18.4 $18.9 $20-$22 $0 $5 $10 $15 $20 $25 $30 2006 2007 2008E 2006 2007 2008E $10.9 $16-$18 $15.5 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 21

Historical Financial Performance (1) Summary Income Statement (1) A reconciliation of the results “as reported”, which are in accordance with GAAP, to results “excluding adjustments” or to EBITDA, “EBITDA, excluding adjustments” or “Free Cash Flow”, which are non-GAAP measures, is included in the Consolidated Statements of Income Data, and related notes thereto, attached to this presentation. The Company believes that non-GAAP measures are useful for an understanding of its ongoing business. Consolidated Statement of Operations Data Fiscal 2006 Fiscal 2007 (in thousands, except per share amounts) Net sales 214,232 $ 240,615 $ Cost of sales 104,932 110,059 Gross profit 109,300 130,556 Operating expenses Selling expenses 55,466 68,656 General and admininistrative expenses 17,918 20,828 Amortization of acquired intangibles 7,597 6,172 Total operating expenses 80,981 95,656 Operating income 28,319 34,900 Interest expense 21,951 21,930 Other income net 154 117 Income before income taxes and minority interest 6,522 $ 13,087 $ Income tax expense 6,154 3,246 Minority interest expense 233 347 Net income (loss) 135 $ 9,494 $ Diluted earnings (loss) per share 0.01 $ 0.59 $ Diluted weighted average shares outstanding 14,838 16,010 22

Summary Leading market positions Balanced business model Portfolio of highly recognized brands Low-cost sourcing strategy Scale and experience create barriers to entry Multiple growth opportunities Experienced management team Customer service focus 23

Regulation G Disclosure Reconciliation of Results "As Reported" in accordance with GAAP to Results, "Excluding Adjustments" (1), a non-GAAP measure. As Excluding As Excluding Reported Adjustments (3) Adjustments Reported Adjustments (4) Adjustments Net sales 240,463 152 240,615 209,208 5,024 214,232 Cost of sales 110,032 27 110,059 104,932 - 104,932 Gross profit 130,431 125 130,556 104,276 5,024 109,300 Operating expenses: Selling expenses 68,727 (71) 68,656 55,466 - 55,466 General and administrative expenses 21,183 (355) 20,828 17,918 - 17,918 Amortization of acquired intangibles 6,172 - 6,172 7,597 - 7,597 Abandoned lease charge 4,407 (4,407) - - - - Total operating expenses 100,489 (4,833) 95,656 80,981 - 80,981 Operating income 29,942 4,958 34,900 23,295 5,024 28,319 Interest expense, net 24,710 (2,780) 21,930 21,951 - 21,951 Other income, net 117 - 117 154 - 154 Income before income taxes and minority interest 5,349 7,738 13,087 1,498 5,024 6,522 Income tax expense 294 2,940 3,234 4,245 1,909 6,154 Income (loss) before minority interest 5,055 4,798 9,853 (2,747) 3,115 368 Minority interest expense 347 - 347 233 - 233 Net income (loss) 4,708 $ 4,798 $ 9,506 $ (2,980) $ 3,115 $ 135 $ EPS: Basic 0.30 $ 0.30 $ 0.60 $ (0.20) $ 0.21 $ 0.01 $ Diluted 0.29 $ 0.30 $ 0.59 $ (0.20) $ 0.21 $ 0.01 $ Weighted average shares outstanding: Basic 15,941 15,941 14,838 14,838 Diluted 16,010 16,010 14,838 14,838 Capital expenditures 15,472 $ 15,472 $ 10,948 $ 10,948 $ The table below reconciles EBITDA to net income, the most directly comparable GAAP measure. Net income (loss) 4,708 $ 4,798 $ 9,506 $ (2,980) $ 3,115 $ 135 $ Income tax expense 294 2,940 3,234 4,245 1,909 6,154 Interest expense, net 24,710 (2,780) 21,930 21,951 - 21,951 Depreciation and amortization 18,871 - 18,871 18,416 - 18,416 EBITDA (2) 48,583 $ 4,958 $ 53,541 $ 41,632 $ 5,024 $ 46,656 $ EBITDA margin (EBITDA / net sales) 20.2% 22.3% 19.9% 21.8% The table below reconciles Free Cash Flow to the EBITDA table above. EBITDA 48,583 $ 4,958 $ 53,541 $ 41,632 $ 5,024 $ 46,656 $ Less: Capital Expenditures (15,472) - (15,472) (10,948) - (10,948) Free Cash Flow (2) 33,111 $ 4,958 $ 38,069 $ 30,684 $ 5,024 $ 35,708 $ Credit Statistics Debt 120,311 $ 120,311 $ 213,583 $ 213,583 $ Leverage Ratio (5) (Debt to EBITDA (2) ) 2.5 x 2.2 x 5.1 x 4.6 x See accompanying Notes to Consolidated Statements of Income and Other Selected Data. December 30, 2006 December 29, 2007 FGX INTERNATIONAL HOLDINGS LIMITED CONSOLIDATED STATEMENTS OF INCOME AND OTHER SELECTED DATA (Unaudited, in thousands, except per share data) Tweleve months Ended

FGX INTERNATIONAL NOTES TO CONSOLIDATED STATEMENTS OF INCOME AND OTHER SELECTED DATA 1. We have presented the “Adjustments” and “Excluding Adjustments” columnar information because we believe it provides securities analysts, investors and other interested parties with more insight as to the Company’s results without regard to certain significant events and transactions that occurred during the fiscal periods presented and that may or may not be recurring in nature. We believe the presentation of this data provides the reader with a greater understanding of the impact of certain items on specific U.S. Generally Accepted Accounting Principles (GAAP), or “as reported,” measures, including net income, operating income and gross profit. Management utilizes this information to better understand its operating results as well as the impact of and progress on certain strategic initiatives. The columnar information under the caption “Excluding Adjustments” are not substitutes for analysis of our results as reported under U.S. GAAP and should only be used as supplemental information. 2. EBITDA represents net income before interest, income taxes, depreciation and amortization. We believe that EBITDA, EBITDA “Excluding Adjustments” (see Note (1) above) and Free Cash Flow are performance measures that provide securities analysts, investors and other interested parties with a measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets among otherwise comparable companies in our industry. We further believe that EBITDA is frequently used by securities analysts, investors and other interested parties in their evaluation of companies, many of which present an EBITDA measure when reporting their results. We believe EBITDA facilitates company to company operating performance comparisons by adjusting for potential differences caused by variations in capital structures (affecting net interest expense), taxation (such as the impact of differences in effective tax rates or net operating losses) and the age and book depreciation of facilities and equipment (affecting relative depreciation expense), which may vary for different companies for reasons unrelated to operating performance. EBITDA has limitations, including that it is not necessarily comparable to other similarly titled financial measures of other companies due to the potential inconsistencies in the method of calculation. It should not be considered either in isolation or as a substitute for analysis of our results as reported under U.S. GAAP. Because of these limitations, EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business. We compensate for these limitations by relying primarily on our results presented in accordance with U.S. GAAP and using EBITDA only supplementally. 3. Results for fiscal 2007 include a $4.4 million pre-tax charge in connection with the continued vacancy at the Company’s Miramar, Florida facility; $2.8 million pre-tax charge related to the early extinguishment of debt relative to the Company’s refinancing of its remaining indebtedness to more favorable terms; $0.4 million pre-tax charge related to a previously disclosed legal settlement; and a $0.2 million pre-tax charge in connection with the recall of children’s sunglasses. 4. Results for fiscal 2006 include a $3.6 million pre-tax charge related to the return of non-prescription reading glasses resulting from commitments made to a majority of U.K. retail customers. This charge is in connection with the implementation of our change in U.K. business strategy and merchandising including new fixtures, updated product line offerings and new signage; and a $1.4 million pre-tax charge incurred in connection with the write off of an asset related to the buyback of competitive product due to the loss of business from a customer that sold certain retail stores to a third party. 5. The Leverage Ratios of Debt to EBITDA and Debt to EBITDA Excluding Adjustments are calculated by dividing the Company’s Debt balance at period then ended by the associated EBITDA measure on a trailing 12-month basis. This ratio of Debt to EBITDA is a credit metric commonly used by investors and credit agencies as an indicator of financial risk, including a company’s ability to repay or refinance its debt obligations. This ratio as defined above may not be similar to measures used by other companies, is not a measurement under GAAP and should be considered in addition to, but not as a substitute for, the information contained in our consolidated financial statements.